SUPPLEMENT TO THE FIDELITY CASH
MANAGEMENT FUNDS'
DECEMBER 30, 1997
STATEMENT OF ADDITIONAL INFORMATION
   THE FOLLOWING NON-FUNDAMENTAL LIMITATION REPLACES LIMITATION (I) FOR EACH OF PRIME FUND AND TREASURY FUND FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION ON PAGES 2 AND 3, RESPECTIVELY.
   (i) The fund does not currently intend to purchase a security (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other money market funds) if, as a result, more than 5% of its total assets would be invested in securities of a single issuer; provided that the fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days.
   THE FOLLOWING INFORMATION SUPPLEMENTS THE INVESTMENT LIMITATIONS OF EACH OF PRIME FUND AND TREASURY FUND ON PAGES 2, 3 AND 4.
   For purposes of limitations (1) and (i), certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.
   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND UNDER "INVESTMENT LIMITATIONS OF TAX-EXEMPT FUND" BEGINNING ON PAGE 4.
       THE FOLLOWING LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
   (i) The fund does not currently intend to purchase a security (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other money market funds) if, as a result, more than 5% of its total assets would be invested in securities of a single issuer; provided that the fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days.
   (ii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (5)). The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
   (iii) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
   (iv) The fund does not currently intend to invest in interests in real estate investment trusts that are not readily marketable, or to invest in interests in real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System.
   (v) The fund does not currently intend to purchase or sell futures contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.
   (vi) The fund does not currently intend to engage in repurchase agreements or make loans, but this limitation does not apply to purchases of debt securities.
   (vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
   THE FOLLOWING INFORMATION SUPPLEMENTS THE INVESTMENT LIMITATIONS OF TAX-EXEMPT FUND ON PAGES 4 AND 5.
   For purposes of limitations (1) and (i), certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.
EFFECTIVE AUGUST 24, 1998, THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND UNDER "DISTRIBUTION AND SERVICE PLANS" ON PAGE 28:
Currently and except as provided below, for the first year of investment, the full amount of distribution fees paid by Class C is retained by FDC as compensation for its services and expenses in connection with the distribution of Class C shares, and the full amount of service fees paid by Class C is retained by FDC for providing personal service to and/or maintenance of Class C shareholder accounts. Normally, after the first year of investment, the full amount of distribution fees paid by Class C is reallowed to investment professionals (including FDC) as compensation for their services in connection with the distribution of Class C shares, and the full amount of service fees paid by Class C is reallowed to investment professionals (including FDC) for providing personal service to and/or maintenance of Class C shareholder accounts. For purchases of Class C shares made for an employee benefit plan, during the first year of investment and thereafter, the full amount of distribution fees and service fees paid by such Class C shares is reallowed to investment professionals (including FDC) as compensation for their services in connection with the distribution of Class C shares and for providing personal service to and/or maintenance of Class C shareholder accounts.